Exhibit 99.1

AMENDMENT NO. 2 TO THE STOCKHOLDERS AGREEMENT

THIS AMENDMENT NO. 2 TO THE STOCKHOLDERS AGREEMENT (this “Amendment”), dated as of December 20, 2010, in entered into by and among Rockwood Holdings, Inc. (the “Company”), KKR 1996 Fund, L.P. (“1996 Fund”), KKR Partners II, L.P. (“KKR II”), KKR Millennium Fund, L.P. (“KKR Millennium”), KKR Partners III, L.P. (“KKR III”), KKR European Fund, Limited Partnership (“KKR European” and together with 1996 Fund, KKR II, KKR Millennium, and KKR III, the “KKR Entities”) and DLJ Merchant Banking Partners III, L.P., DLJ Offshore Partners III-1, C.V., DLJ Offshore Partners III-2, C.V., DLJ Offshore Partners III, C.V., DLJ MB Partners III GmbH & Co. KG, Millennium Partners II, L.P. and MBP III Plan Investors, L.P. (collectively, the “DLJ Entities”).  Each of the KKR Entities and the DLJ Entities are referred to individually as a “Stockholder” and, collectively, as the “Stockholders”.

WHEREAS, the Stockholders are party to that certain Stockholders Agreement dated as of July 29, 2004, as amended by the Amendment to Stockholders Agreement and Waiver dated as of January 27, 2006 (the “Agreement”); and

WHEREAS, the Company and each of the Stockholders desire to amend the Agreement with respect to the matters set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

1.  Section 3.3 is hereby deleted.

2.  For the avoidance of doubt, all references to Section 3.3 in the Agreement shall also be deleted and all other section numbers contained in the Agreement shall remain unchanged.

3.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

4.  This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one Amendment.

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IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as a sealed instrument, all as of the day and year first above written.

ROCKWOOD HOLDINGS, INC.

By:	/s/ Thomas Riordan
	Name:	Thomas Riordan
	Title:	Senior Vice President

Signature Page to Amendment to Stockholders Agreement

KKR 1996 FUND, L.P.
By:	KKR Associates 1996 L.P.,
its General Partner
By:	KKR 1996 GP LLC,
its General Partner

By:	/s/ William Janetschek
Member

KKR PARTNERS II, L.P.
By:	KKR Associates (Strata) L.P.,
its General Partner
By:	Strata L.L.C.,
its General Partner

By:	/s/ William Janetschek
Member

KKR MILLENNIUM FUND, L.P.
as General Partner

By:	KKR MILLENNIUM GP LLC
as General Partner
By:	/s/ William Janetschek
Member
KKR PARTNERS III, L.P.

By:	KKR GP III, LLC,
its General Partner

By:	/s/ William Janetschek
Member

Signature Page to Amendment to Stockholders Agreement

KKR EUROPEAN FUND, LIMITED PARTNERSHIP

By:	KKR ASSOCIATES EUROPE,
LIMITED PARTNERSHIP, as
General Partner

By:	KKR EUROPE LIMITED,
as General Partner

By:	/s/ William Janetschek
Director

Signature Page to Amendment to Stockholders Agreement

DLJ Merchant Banking Partners III, L.P.

By: DLJ Merchant Banking III, Inc., as
Managing General Partner

By:	/s/ Kenneth J. Lohsen

Name:	Kenneth J. Lohsen

Title:	Managing Director

DLJ Merchant Banking III, Inc., as Advisory
General Partner on behalf of DLJ Offshore Partners
III-1, C.V. and as attorney-in-fact for DLJ Merchant
Banking III, L.P., as Associate General Partner of
DLJ Offshore Partners III-1, C.V.

By:	/s/ Kenneth J. Lohsen

Name:	Kenneth J. Lohsen

Title:	Managing Director

DLJ Merchant Banking III, Inc., as Advisory
General Partner on behalf of DLJ Offshore Partners
III-2, C.V. and as attorney-in-fact for DLJ Merchant
Banking III, L.P., as Associate General Partner of
DLJ Offshore Partners III-2, C.V.

By:	/s/ Kenneth J. Lohsen

Name:	Kenneth J. Lohsen

Title:	Managing Director

Signature Page to Amendment to Stockholders Agreement

DLJ Merchant Banking III, Inc., as Advisory General Partner on behalf of DLJ Offshore Partners III, C.V.

By:	/s/ Kenneth J. Lohsen

Name:	Kenneth J. Lohsen

Title:	Managing Director

DLJ MB Partners III GmbH & Co. KG
By: DLJ Merchant Banking III, L.P.
Managing Limited Partner
By: DLJ Merchant Banking III, Inc.
General Partner

By:	/s/ Kenneth J. Lohsen

Name:	Kenneth J. Lohsen

Title:	Managing Director

Millennium Partners II, L.P.
By: DLJ Merchant Banking III, Inc.
Managing General Partner

By:	/s/ Kenneth J. Lohsen

Name:	Kenneth J. Lohsen

Title:	Managing Director

Signature Page to Amendment to Stockholders Agreement

MBP III Plan Investors, L.P.
By: DLJ LBO Plans Management Corporation
Managing General Partner

By:	/s/ Kenneth J. Lohsen

Name:	Kenneth J. Lohsen

Title:	President

Signature Page to Amendment to Stockholders Agreement